UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  July 31, 2006


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-25675                74-3055158
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)

                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)

                                 (303) 541-1005
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 3.03 MATERIAL  MODIFICATION  TO  RIGHTS  OF  SECURITY  HOLDERS.

ITEM 5.01 CHANGES  IN  CONTROL  OF  REGISTRANT.

     On July 31, 2006, Patron Systems, Inc. (the "Registrant"), filed with the Delaware Secretary of State a Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Patron Systems, Inc. ("Certificate of Amendment"), effectuating a 1-for-30 reverse split of the Registrant's outstanding shares of common stock and the automatic conversion of the outstanding shares of the Registrant's Series A-1 Convertible Preferred Stock ("Series A-1 Stock"). The automatic conversion of the outstanding shares of Series A-1 Stock resulted in a change in control of the Registrant.

     As a result of the reverse split, the Registrant's common stockholders are entitled to receive 1 share for each 30 shares of the Registrant's common stock previously held. The Registrant will not issue any fractional shares in connection with the reverse split. Holders of the Registrant's common stock who would otherwise be entitled to a fraction of a share as a result of the reverse split (based on their aggregate holdings) will receive, in lieu of such fractional share, one whole share of the Registrant's common stock.

     Pursuant to the Registrant's creditor and claimant liabilities restructuring program, debts, claims and other liabilities totaling $29,592,756 were settled for 36,990,946 shares of Series A-1 Stock, at a rate of $0.80 per share of Series A-1 Stock. Upon the filing of the Certificate of Amendment, the outstanding shares of Series A-1 Stock automatically converted into 12,330,355 shares of the Registrant's common stock, representing approximately 85.3% of the outstanding shares of the Registrant's common stock.

     The Registrant is not aware of any other arrangements which may result in a change in control of the Registrant.

     On August 3, 2006, the Registrant issued a press release announcing the effectiveness of the Registrant's reverse split and the new ticker symbol of the Registrant. The foregoing release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial  statements  of  business  acquired.  Not  applicable.
          ---------------------------------------------

     (b)  Pro  forma  financial  information.  Not  applicable.
          ----------------------------------

     (c)  Shell  Company  Transactions.  Not  applicable.
          ----------------------------

     (d)  Exhibits.
          --------

               99.1  Press  Release  issued by the Registrant on August 3, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PATRON  SYSTEMS,  INC.

Date:    August  4,  2006          By:       /s/ Robert Cross
                                        ------------------------------
                                             Robert  Cross
                                             Chief  Executive  Officer

                                 EXHIBIT INDEX


Exhibit Number                         Description of Exhibit
--------------      ------------------------------------------------------------

     99.1           Press  Release  issued  by  the  Registrant  on  August  3,
                    2006.